THE CHEFS’ WAREHOUSE, INC. 10-K

Exhibit 10.38

EXECUTION COPY

AMENDMENT NO. 8

Dated as of December 18, 2015

to

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 8 (this “Amendment”) is made as of December 18, 2015 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013, by and among the Borrowers, the other Loan Parties party thereto, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders, the Administrative Agent and the Issuing Bank agree to amend Section 6.13(c) of the Credit Agreement and provide a limited waiver, as more fully described herein; and

WHEREAS, the Borrowers, the Lenders party hereto, the Administrative Agent and the Issuing Bank have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto, the Administrative Agent and the Issuing Bank hereby agree to enter into this Amendment.

1.                  Amendments to the Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement shall be amended as follows, with effect from (and including) June 30, 2015:

(a)                Section 6.13(c)(i) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, for purposes of determining compliance with this Section 6.13(c)(i), up to $6,518,000 of Capital Expenditures incurred or made on or prior to September 25, 2015 by the Loan Parties and their Subsidiaries in connection with the Specified Las Vegas Transaction shall be deemed to be excluded when calculating the aggregate amount of Capital Expenditures incurred or made by the Loan Parties and their Subsidiaries during the 2015 Fiscal Year.

(b)               Section 6.13(c)(ii) of the Credit Agreement is hereby amended to add the phrase “occurring after the 2016 Fiscal Year” immediately following the phrase “in respect of any Fiscal Year” in the first sentence thereof.

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2.                  Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a)                the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, the Administrative Agent and the Issuing Bank;

(b)               the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors;

(c)                the Administrative Agent shall have received an executed and effective amendment to the Prudential Note Agreement, which amendment shall be substantially in the form set forth on Exhibit B hereto;

(d)               the Borrower Representative shall have made a Borrowing Request to the Administrative Agent for a Revolving Borrowing in an amount equal to $14,645,000 for purposes of repaying the Term Loans in an equivalent amount substantially concurrently with the effectiveness of this Amendment;

(e)                the Administrative Agent shall have received from the Borrowers, on behalf of each Lender signatory hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to 0.10% of the sum of (i) such Lender’s Revolving Commitment immediately prior to the effectiveness of this Amendment plus (ii) the aggregate principal amount of such Lender’s Term Loans outstanding immediately prior to the effectiveness of this Amendment; and

(f)                the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced in an invoice dated on or prior to the date hereof, reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.                  Waiver. For the avoidance of doubt, the Administrative Agent and the Lenders party hereto hereby waive (i) any non-compliance with Section 6.13(c) of the Credit Agreement (as in effect prior to the effectiveness of this Amendment) due to the Loan Parties and their Subsidiaries making Capital Expenditures during the 2015 Fiscal Year in excess of $17,000,000, (ii) any non-compliance with Section 2.11(c) and/or 2.11(e) of the Credit Agreement relating to the prepayment of Obligations in an aggregate amount equal to the Ratable Share of 100% of the Net Proceeds received in connection with the Specified Las Vegas Transaction, (iii) any incorrect representation or warranty made by the Loan Parties pursuant to Section 3.07 and/or 4.02 of the Credit Agreement (solely to the extent incorrect as a result of the events described in clauses (i), (ii) and/or (iv) of this paragraph) and (iv) any non-compliance with Section 5.02(a) of the Credit Agreement as a result of any failure of the Loan Parties to provide timely notice of the foregoing. This specific waiver shall not be construed to constitute (1) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Lender pursuant to the Credit Agreement or any other Loan Document or (2) a course of dealing or a consent to any departure by the Borrowers or any other Loan Party from any other term or requirement of the Credit Agreement or any other Loan Document.

4.                  Repayment of Term Loans. The Borrowers shall repay the Term Loans (to be applied to installments of the Term Loans in the inverse order of maturity) in an aggregate amount of not less than $14,645,000, which the Loan Parties hereby represent and warrant reflects the Ratable Share of 100% of the Net Proceeds received in connection with the Specified Las Vegas Transaction, substantially concurrently with the effectiveness of this Amendment.

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5.                  Authorization of Agents. Each Lender party hereto hereby consents to and authorizes each of the Agents to execute and deliver an amendment to the Intercreditor Agreement, substantially in the form set forth on Exhibit C hereto.

6.                  Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)                This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)               As of the date hereof, after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any such representations or warranties qualified by materiality or Material Adverse Effect are true and correct in all respects), it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date.

7.                  Reference to and Effect on the Credit Agreement.

(a)                Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)               Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)               This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

8.                  Release of Claims.

(a)                Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Collateral Agent and each of the Lenders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the Collateral Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Loan Parties or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

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(b)               Each of the Loan Parties understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

9.                  Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

10.              Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

11.              Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DAIRYLAND USA CORPORATION

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

BEL CANTO FOODS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank, as Administrative Agent and as Collateral Agent

By:	/s/ Diane Bredehoft
Name:	Diane Bredehoft
Title:	Authorized Officer

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

GE CAPITAL BANK, formerly known as GE CAPITAL FINANCIAL INC., as a Lender

By:	/s/ Heather-Leigh Glade
Name:	Heather-Leigh Glade
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Pizzo
Name:	Thomas Pizzo
Title:	Senior Vice President

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Paul Harris
Name:	Paul Harris
Title:	MD

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 8 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 8 to Amended and Restated Credit Agreement is dated as of December 18, 2015 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated December 18, 2015

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

DAIRYLAND USA CORPORATION

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

BEL CANTO FOODS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page Consent and Reaffirmation to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

MICHAEL’S FINER MEATS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page Consent and Reaffirmation to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

QZ ACQUISITION (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

CW LV REAL ESTATE LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page Consent and Reaffirmation to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

ALLEN BROTHERS 1893, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

DEL MONTE CAPITOL MEAT COMPANY, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page Consent and Reaffirmation to Amendment No. 8 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT B

Form of Amendment to Prudential Note Agreement

[Attached]

EXHIBIT C

Form of Amendment to Intercreditor Agreement

[Attached]